Supplement dated June 15, 2023
to the Prospectus and Summary Prospectus(as previously supplemented or amended, as applicable) of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Columbia Multi Strategy Alternatives Fund	10/1/2022
Lars Nielsen, a portfolio manager on the AQR Sleeve of the Fund, has announced his intention to retire from AQR Capital Management, LLC (AQR), effective December 31, 2023. As a result of this retirement, effective January 1, 2024 (the Effective Date), the portfolio manager information for AQR under the caption "Fund Management” in the Summary Prospectus and in the "Summary of the Fund" section of the Prospectus is hereby superseded and replaced with the following:
Subadviser: AQR Capital Management, LLC (AQR)

Portfolio Management	Title	Role with Fund	Managed Fund or Sleeve Since
Clifford Asness, Ph.D.	Portfolio Manager, Managing and Founding Principal of AQR	AQR Sleeve Manager	January 2024
Jordan Brooks, Ph.D.	Portfolio Manager and Principal of AQR	AQR Sleeve Manager	2019
Jonathan Fader	Portfolio Manager and Managing Director of AQR	AQR Sleeve Manager	2021
John Liew, Ph.D.	Portfolio Manager and Founding Principal of AQR	AQR Sleeve Manager	January 2024
Yao Hua Ooi	Portfolio Manager and Principal of AQR	AQR Sleeve Manager	2021
The rest of the section remains the same.
On the Effective Date, the portfolio manager information for AQR under the caption "Primary Service Provider Contracts - Portfolio Managers” in the "More Information About the Fund" section of the Prospectus is hereby superseded and replaced with the following:
Subadviser: AQR Capital Management, LLC (AQR)

Portfolio Management	Title	Role with Fund	Managed Fund or Sleeve Since
Clifford Asness, Ph.D.	Portfolio Manager, Managing and Founding Principal of AQR	AQR Sleeve Manager	January 2024
Jordan Brooks, Ph.D.	Portfolio Manager and Principal of AQR	AQR Sleeve Manager	2019
Jonathan Fader	Portfolio Manager and Managing Director of AQR	AQR Sleeve Manager	2021
John Liew, Ph.D.	Portfolio Manager and Founding Principal of AQR	AQR Sleeve Manager	January 2024
Yao Hua Ooi	Portfolio Manager and Principal of AQR	AQR Sleeve Manager	2021
Dr. Asness is the Managing and Founding Principal of AQR. Dr. Asness cofounded AQR in 1998 and serves as its chief investment officer. He earned a B.S. in economics from the Wharton School and a B.S. in engineering from the Moore School of Electrical Engineering at the University of Pennsylvania, as well as an M.B.A. and a Ph.D. in finance from the University of Chicago.
Dr. Brooks is a Principal of AQR. Dr. Brooks joined AQR in 2009 and currently serves as Co-Head of the Macro Strategies Group. He earned a B.A. in economics and mathematics from Boston College and an M.A. and a Ph.D. in economics from New York University.
Mr. Fader is a Managing Director of AQR. Mr. Fader joined AQR in 2014 and currently serves as a portfolio manager for the Global Macro strategy and a member of the discretionary macro research team. He earned a B.S. in applied mathematics-economics from Brown University.
Dr. Liew is a Founding Principal of AQR. Dr. Liew cofounded AQR in 1998 where he oversees research and portfolio management and is a member of the firm’s Executive Committee. Dr. Liew earned a B.A. in economics, and an M.B.A. and a Ph.D. in finance from the University of Chicago.
Mr. Ooi is a Principal of AQR. Mr. Ooi joined AQR in 2004 and currently serves as Co-Head of the Macro Strategies Group. In this role, he leads the Research and Portfolio Management teams focused on the firm’s macro, multi-strategy and managed futures products. Mr. Ooi earned a B.S. in economics from the Wharton School and a B.S. in engineering from the School of Engineering and Applied Science at the University of Pennsylvania.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP259_05_013_(06/23)